EXHIBIT 32.4

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO § 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2005, for Texas-New Mexico Power Company ("Company"), as filed with the Securities and Exchange Commission on August 8, 2005 ("Report"), I, Thomas G. Sategna, Vice President and Corporate Controller of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     the Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2005	By:	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and
Corporate Controller